UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2017

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

11422 Miracle Hills Drive, Suite 300
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

For the reasons previously disclosed in its Current Report on Form 8-K, dated May 11, 2017 (the “8-K”), and in its Form 12b-25, dated May 11, 2017 (the “12b-25” and, together with the 8-K, the “Prior Filings”), Ballantyne Strong, Inc. (the “Company”) has not timely filed with the U.S. Securities and Exchange Commission (the “SEC”) its quarterly report on Form 10-Q for the quarter ended March 31, 2017 (the “Form 10-Q”), pending the completion of a review and restatement of its consolidated financial statements for the year ended December 31, 2016. As disclosed in the Prior Filings, the Company, in consultation with its independent registered public accounting firm, BDO USA, LLP, has been working diligently to complete the steps necessary in order to file its Form 10-Q as soon as practicable.

As a result of the delayed Form 10-Q filing, the Company received a letter from the NYSE MKT stock exchange on May 18, 2017, indicating that the Company is not in compliance with NYSE MKT’s continued listing requirements under the timely filing criteria outlined in Sections 134 and 1101 of the NYSE MKT Company Guide. The letter states that the Company must submit a plan by June 19, 2017 advising of actions it has taken or will take to regain compliance with the continued listing standards by November 20, 2017, and if the Company fails to submit a plan or the plan is not accepted, delisting proceedings will commence. The letter states that if the Company fails to regain compliance with the NYSE MKT rules prior to the compliance deadline, or fails to make progress consistent with the plan during the plan period, NYSE MKT staff will immediately reassess the Company’s continued listing.

The Company can regain compliance with the NYSE MKT listing standards at any time through November 20, 2017 by filing its Form 10-Q with the SEC. As previously disclosed, the Company intends to file the Form 10-Q promptly after the restatement is complete. Upon making such filing, the Company expects to again be in compliance with the continued listing requirements of NYSE MKT.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release, dated May 22, 2017, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 22, 2017	By:	/s/ Lance V. Schulz
Lance V. Schulz
Senior Vice President, Chief Financial Officer